Exhibit 10.13
AMENDMENT OF SOLICITATION’MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 1 2. AMENDMENT/MODIFICATION NO: 3. EFFECTIVE DATE 5. PROJECT NO. (lf applícable) Elght (8) See block 16C N/A 6. ISSUED BY CODE 7. ADMINI STERED BY (lf other than ltem 6l CODE Biomedlcal Advanced Research and Development Authority U.S. Oepartment of Health and Human Services 330 IndeÞendence Avenue. SW Room G640 Washlngton, OC20201 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) 9A. AMENDMENT OF SOLICITATION NO BioCryst Pharmaceuticals, Inc. 98. DATED (SEE \TEM 11) 21 90 Parkwây Lake Drive Birmingham, l’L35244 DUNs 61-819-4609 TIN 62-1413174. I OA.MODIFICATION OF CONTRACT/ ORDER HHSOI 00200700032C — The above numbered sollcatalíon ¡s amended a8 set forth ln Item 14. The hour and date specified for recelpt of Offers d is extended, — is not extended. offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which Includes a reference lo the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE REOEIVED AT THE PLACE DESIGNATE0 FOR THE RECETPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. lf Þy virtue of this amendment, you desire to change an offer already submiited, such change may by telegram or letter,provided each telegram or letter makes reference to the sollaction and this amendment, and is recived prior to the opening hour and the date specifed. 12.ACCOUNTING AND APPRORIATION DATA(if required) SOGG: DOC# TIN# LOC# CAN# 13. THIS ITEM APPLIES ONLY TO MODIFIGATIONS OF CONTRACTS,ORDERS; lT MODIFIES THE CONTRACT/ORDER NO. AS DESGRIEED lN ITEM 14. A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:(specifed authority)THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT /ORDER IS MODIFIED TO REFELCT THE ADMINISTRATIVE CHANGES (suchas changes paying office, appropriation date ,etc.)SET FORTH IN ITEM 14,PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHROTY OF FAR 52.243.2 changes-cost Reimbursement D. OTHER (specify type of modification and authorty) E. IMPORTÁNt: Côntractor [] ls not, ☑ ls requlred to sign this document and return 2 copies to the issuing office. 14. DESCRIPTION OF MODIFICATION (oganízed by UCF section headings, lnclud¡ng sollcitation/contract subject metter where feasible PURPOSE: Extond the due date for the Feasibility Plan. This modification extends the due date forMilestone 3 Feasibility Plan listed on page 10 of the contract in Article F.3. Contract Deliverables to March 31, 2009. The total contratl amounl romalns unchanged. ($102,661,429) The contract completion date remains unchanged. (Oecember 31, 2010) Except as provided hereln, all tems and conditions referenced in item 9A or l0A, remain in full force and effect. 154. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING CONTRACTOR/OFFEROR (Type or print) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA 16C. DATE SIGNED (SIgnature of person authorized to sign) (Signature of Contncting Officer) NSN 7540-01-l 52-8070 OMB No. 099H1 15 STANDARD FORM 30 (REV.1o-83I